

SilverBow Resources Corporate Presentation

March 2022

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; political tensions or war; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/21. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow
RESOURCES®

SilverBow Investment Highlights

SBOW LISTED NYSE

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SBOW
LISTED
NYSE

SilverBow
RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas



Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Karnes
Atascosa
Dimmit
La Salle
Live Oak
McMullen
Webb

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization[1]	$418 million
Enterprise Value[1]	$794 million
12/31/21 PDP PV-10 Value[2]	$1.0 billion
12/31/21 PV-10 Value[2]	$1.8 billion
4Q21 Production	250 MMcfe/d
4Q21 Production Mix	74% Gas
YE21 Proved Reserves[2]	1,416 Bcfe
% Proved Developed	46%
Net Acreage[3]	153,000

Disciplined growth prioritizing significant free cash flow generation

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) Reserves and PV-10 as of 12/31/21 and based on SEC pricing ($66.34/Bbl and $3.68/MMBtu)
(3) Acreage position as of 12/31/21

4Q21: Successful Integration of Acquisitions

RECENT HIGHLIGHTS

Free Cash Flow	*4Q21 FCF of $53MM[1] leading to FY21 FCF of $84MM[1] and FY21 FCF per share greater than $5.00/sh[2]*
Balance Sheet	*4Q21 liquidity of $234MM; >$150MM increase Y/Y* *Reduced debt by $53MM Y/Y and YE21 leverage to 1.25x[1]*
SEC Reserves & PV-10 Increase	*YE21 total proved reserves of 1.4 Tcfe; 28% increase Y/Y* *YE21 PV-10 of $1.8 Bn; 245% increase Y/Y* *YE21 PDP PV-10 of $1.0 Bn; 170% increase Y/Y*
Acquisition Activity	*Closed two accretive South Texas acquisitions in 4Q21* *2021 deals added >5.5 MBoe/d and >215 net locations*
Production & Efficiency	*4Q21 production of 250 MMcfe/d; 41% increase Y/Y* *FY21 re-investment rate of ~60%[3] and ROCE of 23%[1]* *$10MM of FY21 capex savings from reduced cycle times[4]*

SilverBow generated FY21 ROCE of 23% and FCF of $84MM in 2021

(1) Refer to Appendix for calculation of Adjusted EBITDA for Leverage Ratio, Free Cash Flow and ROCE
(2) Based on 16.6 million shares outstanding as of 1/31/22
(3) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)
(4) Cycle times defined as spud to rig release

FY21: Results Exceeded Objectives

SBOW
LISTED
NYSE

Key Objectives	2021 Results
Grow production and EBITDA while living within cash flow	▪ Increased production by 17% and Adjusted EBITDA by over 50% YoY; incremental contribution from acquisitions ▪ Generated $84 million of free cash flow[(1)]; represents a 22% free cash flow yield[(2)] and ~60% re-investment rate[(3)]
Expand high-return inventory through Austin Chalk development and M&A / A&D activity	▪ Successful Austin Chalk delineation in Webb County. Liquids-rich acreage acquired in DeWitt and Lavaca counties ▪ 2021 acquisitions added new areas, production and high-return inventory (~5 years of drilling with 1 rig pace)
Drive peer-leading capital efficiency and cost structure	▪ Decreased D&C costs per lateral foot by 13% ▪ Drilled 10% more lateral feet per day and lowered completion costs per well by 17% as compared to 2020 ▪ Zero incremental G&A from acquired assets
De-lever balance sheet through debt reduction and cash flow generation	▪ $53 million debt reduction YoY; expanded liquidity to over $200 million while de-levering to 1.25x ▪ Extended debt maturity date of RBL and Second Lien ▪ Repaid $50 million of Second Lien Notes

SBOW achieving key objectives organically and through strategic M&A

(1) Refer to Appendix for calculation of Free Cash Flow
(2) FCF Yield is estimated by dividing the referenced calendar year's FCF by the Company's market capitalization as of 1/31/22
(3) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)

SBOW LISTED NYSE

Recent SilverBow Transactions



SilverBow RESOURCES
SilverBow
Acquired Assets
Private Co
Post Oak
Teal
0 12.5 25 50
Miles

Acquisitions Highlights

Gas Weighted ← **Commodity Balance** → **Oil Weighted**

Key Asset Statistic	Private Co	Post Oak	Teal	Total
Closed Date	Aug-21	Oct-21	Nov-21	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$132 (cash & stock)
Net Acres	~848	~41,000	~17,000	~58,848
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~5,747
Production Mix	100% gas	39% liquids	71% liquids	42% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)	144 (59% / 44%)
Net Locations	17	25+ oil / 75+ gas	100+	215+
12 Mos. EBITDA ($MM)	~$9.5[1]	~$16[1]	~$28[2]	~$54

SBOW is advancing its Eagle Ford and Austin Chalk consolidation strategy

(1) At 7/15/21 strip pricing
(2) At 9/30/21 strip pricing

2022: Key Objectives & Looking Ahead

SBOW
LISTED
NYSE

Key Objectives

Increase *scale through double digit production and EBITDA growth*

Expand *high-return inventory through leasing and accretive acquisitions*

Optimize *capital efficiency and cost metrics within balanced portfolio*

De-lever *balance sheet through debt reduction and cash flow generation*

1Q22 Preview

OPERATIONS

Drilling 8-well pad (La Mesa)

Completing La Mesa Austin Chalk well

CAPEX

~$25-$30MM 1Q22 Capex

Offsetting cost inflation through efficiencies

OPTIONALITY

Strong FCF supports future leasing, M&A/A&D and further debt reduction for 2Q-4Q22

FY22 Outlook

OPERATIONS

~15% production growth

Increased scale from recent acquisitions

CAPEX

Current program calls for 1 rig for entirety of year

~70% re-investment rate(1)

FCF

$70-$100MM of FY22 FCF(2)

Targeting YE22 leverage of <1.0x

Anticipate +$80MM of FCF and a leverage ratio of <1.0x by year-end 2022

(1) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)
(2) Refer to Appendix for calculation of Free Cash Flow

2022: Operational & Financial Summary

Operations

Eagle Ford & Austin Chalk Focus

Focus on capital efficiencies delivers on long-term strategy

- 92% of capital program allocated to D&C
  - Drill: 33 net wells
  - Complete: 30 net wells
- Re-investment rate[1] of ~70% of cash flow
- D&C efficiencies with 1-rig program for full year
- Ability to adjust cadence of operations real time

Capital Budget

2022 Capital Budget of $180-$200 MM

Plan retains flexibility to reallocate capital based on prevailing commodity prices

- Webb County Gas
- La Salle Condensate
- McMullen Oil
- Eastern EF
- Facilities, Optimization & Other [2]


3%
8%
24%
92%
D&C
56%
9%

Statistics

FY22 Production: 235-255 MMcfe/d

Double digit production growth


(MMcfe/d)
16% CAGR
183
214
245
FY20
FY21
FY22

FY22 FCF: $70-$100 MM

+$80 MM of FCF in consecutive years


($MM)
$61
$84
$85
FY20
FY21
FY22

YE22 Leverage Target: <1.0x

Increased cash flow and debt paydown


2.51x
1.25x
<1.0x
YE20
YE21
YE22

Flexible capital allocation provides for real-time optimization

Note: FY22 metrics shown based on midpoint of guidance

(1) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)

(2) Facilities, Optimization & Other capital includes ~$5 million in capitalized G&A

Inventory Runway Across Eagle Ford & Austin Chalk

SBOW LISTED NYSE



Edwards
Real
Bandera
Kerr
Kendall
Comal
Hays
Caldwell
Bastrop
Fayette
Colorado
Guadalupe
Kinney
Uvalde
Medina
Gonzales
Lavaca
Wharton
Wilson
De Witt
Atascosa
Karnes
Zavala
Maverick
Dimmit
La Salle
McMullen
Live Oak
Refugio
Calhoun
Webb
San Patricio
Duval
Jim Wells
Nueces
Kleberg
Atascosa
• 4,948 net acres
• Liquids (%): 90%
• 13 producing wells(1)
• 25 locations(1)
• ~1 rig-year(2)
La Salle Condensate
• 12,105 net acres
• Liquids (%): 55%
• 69 producing wells(1)
• 30 locations(1)
• ~1 rig-year(2)
Eastern EF
• 19,768 net acres
• Liquids (%): 70%
• 68 producing wells(1)
• 79 locations(1)
• ~2 rig-years(2)
AWP
• 53,078 net acres
• Liquids (%): 54%
• 156 producing wells(1)
• 99 locations(1)
• ~3 rig-years(2)
Webb County Gas
• 10,083 net acres
• Gas (%): 100%
• 148 producing wells(1)
• 140 locations(1)
• ~4 rig-years(2)
0 15 30 60 Miles
Legend
SilverBow
Phase Windows
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas

SBOW has inventory depth across all phase windows of the Eagle Ford and Austin Chalk

Note: Acreage position as of 12/31/21. All future locations include proved and prospective. % Liquids / Gas based on PDP reserves as of 12/31/21

(1) Gross producing and undrilled locations as of 4Q21, including recent acquisitions

(2) Rig-years based on ~35-40 gross wells drilled per rig per year

Balanced Portfolio Provides Optionality

Commentary

- Development strategy has pivoted between gas and oil focus over last 2 years as prices fluctuate
- Commodity price increase expands portfolio
- ~40% of total production remains unhedged for 2022, greater use of collars to maintain price upside
- Summer drilling focused on liquids-rich assets; Winter drilling focused on Webb County gas assets

Positioned to capitalize on current strength in both commodities with flexibility to adjust real-time

Diversified Asset Base


PV-10
8%
24 %
$1.8 Bn
68%
Inventory (Rig-Years)
4
10 Years
6
Gas
Oil
NGL
Liquids
Gas

Commodity Pricing


($/Bbl)
($/MMBtu)
Historical
NYMEX Strip
$125
$100
$75
$50
$25
$0
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23
Jan-24
Oil
Gas

Revenue Split by Commodity


($MM)
$160
$140
$120
$100
$80
$60
$40
$20
$0
100%
80%
60%
40%
20%
0%
1Q
2Q
3Q
4Q
2020
2021
Liquids Revenue
Gas Revenue
% Revenue From Gas

Uniquely positioned to capitalize on both commodities within the same basin

Source: Company data, Bloomberg, FactSet

Eagle Ford: Geographically Advantaged

SBOW LISTED NYSE

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

- LNG exports in 2021 increased to average 10.7 Bcf/d vs 7.3 Bcf/d in 2020
- Post-COVID recovery of industrial, commercial and petrochemical demand



Petrochem. Complex ***LNG Exports*** ***Mexico Exports***

2021 Texas Gulf Coast Oil Differentials



Cushing (WTI)
$65.56
Texas
Midland
Eagle Ford
MEH



Differential to WTI
$0
$2
$4
MEH
$0.93
Midland
$0.45

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

2021 Natural Gas Pricing & Differentials



Rockies
$3.43
($0.42)
Panhandle
$3.61
($0.23)
$3.60
($0.24)
San Juan
Marcellus
$3.07
($0.77)
Transco
$3.82
($0.02)
$3.50
($0.34)
Waha
HSC
$3.86
$0.02
Henry Hub
$3.84
Legend
Price
Diff.

Gulf Coast market (HSC) yielding $0.04/Mcf to $0.79/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

ESG: At the Core of Our Business

TOP WORK PLACES 2021 HOUSTON CHRONICLE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG emissions, especially methane emissions throughout its asset base.
- Utilizes green flowbacks to reduce gas flaring and currently in the process of reviewing flare efficiencies.
- Exploring continuous monitoring options

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Employee recognition through quarterly 'MVP' awards. Provide leading benefits, training and environment improvements
- "Leads the Way" through SilverBow Cares – feeding the hungry, serving the military and supporting education
- Named as a 2021 Top Workplace in Houston, marking second year in a row SilverBow received this distinction

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~98% support in 2021
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong": 1,400+ days since last Lost Time Accident
- Production Operations team recently celebrated its five year anniversary with zero OSHA recordable accidents
- 3-Yr Avg. TRIR[1] of 0.13; 2021 TRIR of 0.15
- COVID-19 safety protocols focus on keeping employees and contractors safe and aware

SilverBow Resources Cares

SilverBow is dedicated to working with, and caring for, the communities where we work, operate and live as "One Team" through charitable giving and volunteer opportunities. SBOW Cares is the philanthropic arm of our Company through which our employees serve those around us.

SBOW recognized as a Top Workplace in Houston for the second year in a row!

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

Eagle Ford and Austin Chalk Expansion

Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford and Austin Chalk

2019 · 2020 · 2021

DVO

Entry into liquids-rich window of Eagle Ford & Austin Chalk (Dimmit)

Liquids Acq.

Acquired oil assets close to existing SBOW liquids position

Vitruvian

Acquired 82k net acres in dry gas window of Southern Eagle Ford

La Mesa

Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place

Artesia / AWP

Organic leasing strategy added ~15 oil locations for near-term drilling

Private Co

Acquired incremental interest and offset acreage at La Mesa for ~$24MM

Teal

Acquired 2,500 Boe/d (71% liquids) and 100+ locations for ~$75MM

Post Oak

Acquired ~41k net acres and 25+ oil / 75+ gas Eagle Ford locations for ~$33MM

SBOW announced three accretive acquisitions in the second half of 2021



Operations Update

SBOW LISTED NYSE

Top Tier Assets Across Balanced Commodity Mix

Recent Gas Well Results

1. Rio Bravo Austin Chalk Single Well (Rio Bravo)
30-day rate: 13 MMcf/d
100% Gas

2. Rio Bravo Austin Chalk Single Well (Rio Bravo)
30-day rate: 9.5 MMcf/d
100% Gas

3. Fasken Austin Chalk Single Well (Fasken)
30-day rate: 12.1 MMcf/d
100% Gas

4. La Mesa II 6 Well Pad (La Mesa)
30-day rate: 84 MMcf/d
100% Gas

5. La Mesa I 6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

6. ARN 3 Well Pad (Artesia)
30-day rate: 17 MMcfe/d
64% Gas



Zavala
Frio
Atascosa
Wilson
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Jim Wells
Jim Hogg
0 5 10 20 Miles

Recent Oil Well Results

1. Briggs Knolle 4 Well Pad (Artesia)
30-day rate: 4,202 Boe/d
78% Liquids

2. Briggs Knolle 2 Well Pad (Artesia)
30-day rate: 2,524 Boe/d
72% Liquids

3. Kuykendall 3 Well Pad (AWP)
30-day rate: 1,621 Boe/d
89% Liquids

4. NBR 1 Well Pad (AWP)
30-day rate: 984 Boe/d
72% Liquids

5. SMR 3 Well Pad (AWP)
30-day rate: 1,825 Boe/d
90% Liquids

6. Discher 2 Well Pad (AWP)
30-day rate: 1,684 Boe/d
74% Liquids

Uniquely positioned to capitalize on both commodities within the same basin

Note: Acreage position as of 12/31/21

Webb County Austin Chalk

Commentary

- Successfully completed four test wells to date
- 49 locations remain to be developed
- 3 wells delivered to-date averaged development costs of $5.6 million; expect to achieve $5.3 million or better
- Initial Results
  - Fasken 201H achieved peak rate of 12.9 MMcf/d
  - Rio Bravo 202H achieved similar normalized IP to 201H
  - La Mesa 201H currently on flowback

Webb County Map


1 RIO BRAVO STATE 201H
2 FASKEN STATE 201H
3 RIO BRAVO STATE 202H
4 LA MESA RANCH 201H
5 mi

Daily Production(1)


MMcf/d
14
12
10
8
6
4
2
0
0
50
100
150
200
250
300
Producing Days
Average Type Curve

Economic Potential

Drilling Locations	49
Type Curve EUR	15 Bcfe
% Gas	100%
Type Curve EUR / 1,000 ft	2.0 Bcfe
Average Lateral Length	7,500
Average Gross Well Cost ($MM)	$5.3
NPV-10 ($MM)	$5.9
IRR(2) (%)	100%
Payout (Years)	0.88

(1) Normalized to 7,500 ft.; Early flowback/cleanup production not shown (first 7 days)
(2) Pricing:
- 2022: $70 | $4.50 | 35%
- 2023: $65 | $3.50 | 35%
- 2024+: $55 | $3.00 | 35%

Operational Efficiencies Increasing


Drilling Faster
Lateral Ft Drilled per Day(1)
537
709
1,020
1,125
2018
2019
2020
2021


Drilling Cost Efficiencies
Drilling Costs ($MM)(2)
$2.7
$2.2
$1.7
$1.6
2018
2019
2020
2021


Completion Cost Efficiencies
Completion Costs ($MM)(3)
$5.1
$3.9
$3.5
$2.9
2018
2019
2020
2021


D&C Cost Efficiencies
Cost per Lateral Ft.(4)
$1,105
$773
$616
$537
2018
2019
2020
2021

Increase in Lat. ft. Drilled per Day (2021 / 2020)	10%
Decrease in Drill Costs per Well (2021 / 2020)	-5%
Decrease in Completion Costs per Well (2021 / 2020)	-17%
Decrease in D&C Cost per Lat. Ft. (2021 / 2020)	-13%

(1) Total lateral drilled per day, spud to rig release
(2) Drilling costs, from spud to rig release
(3) Costs includes toe prep, stimulation, drill-out, tubing install and flowback
(4) Cost to drill and complete an Eagle Ford well



Finance Update

Track Record of Performance & Managing Cycles

SBOW LISTED NYSE

Revenue



($MM)
($/Mcfe)
$160
$120
$80
$40
$0
($40)
($80)
$7.50
$6.25
$5.00
$3.75
$2.50
$1.25
$66
$43
$54
$55
$82
$62
$80
$110
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Oil & Gas Sales
Hedges
Per Unit

LOE



($MM)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.8
$5.0
$5.2
$5.3
$6.3
$5.6
$7.4
$8.4
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
LOE
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.7
$5.0
$4.8
$3.6
$3.7
$3.6
$4.1
$5.7
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Cash G&A
Per Unit

Adjusted EBITDA(1)



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$46.0
$32.7
$45.1
$48.5
$82.6
$58.1
$72.0
$88.0
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Note: 2Q20, 3Q20 and 4Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA includes the amortization of previously unwound derivative contracts and pro forma contribution from closed acquisitions

Built to Deliver Strong Margins at Various Prices

SBOW LISTED NYSE

Corporate Cash Margin



($/Mcfe)
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.18
$3.30
$3.19
$3.34
$5.05
$3.19
$4.09
$4.80
$1.82
$1.48
$1.71
$1.94
$3.51
$1.73
$2.59
$3.20
1Q20
2Q20
3Q20
4Q20
1Q21(1)
2Q21
3Q21
4Q21
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility in February 2021

SilverBow Realizes Favorable Pricing

SBOW
LISTED
NYSE

Realized Oil Prices



($/Bbl)
(% of WTI)
94% of WTI Average Over Last 8 Quarters
$90.00
$75.00
$60.00
$45.00
$30.00
$15.00
-
120%
100%
80%
60%
40%
20%
-
98%
86%
92%
91%
96%
96%
97%
98%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices



($/Mcf)
(% of HH)
111% of HH Average Over Last 8 Quarters
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
-
200%
160%
120%
80%
40%
-
98%
99%
100%
101%
185% (1)
104%
103%
97%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices close to NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Target YE22 Leverage Ratio: <1.0x

De-Levering the Balance Sheet[1]



Improving Leverage Ratio
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.51x
2.08x
1.93x
1.73x
1.25x
4Q20
1Q21
2Q21
3Q21
4Q21

Debt Maturity Schedule[2]



($MM)
No near-term debt maturities
$500
$400
$300
$200
$100
$0
Undrawn $233
Credit Facility $227
2nd Lien $150
2022
2023
2024
2025
2026

Expect to continue to reduce revolver borrowings and leverage ratio

(1) LTM Adjusted EBITDA includes $14.1 million of proceeds from the amortization of previously unwound derivatives for period ending 4Q21. Includes $41.0 million of LTM contribution from acquisitions. LTM Adjusted EBITDA for covenant compliance for 4Q21 = $300.7 million

(2) Credit facility drawn and second lien outstanding as of 12/31/21

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

YE21 Reserves & Valuation

Commentary

- YE21 SEC proved reserves totaled 1.4 Tcfe[(1)]
- Proved PV-10 (non-GAAP) of $1.8 billion[(2)(3)]
- 16 year reserve life at 2021 volumes
- 359 Bcfe from extensions and discoveries and 227 Bcfe from acquisitions closed in 2021

Proved PV-10 of $1.8 billion less YE21 net debt divided by share count equates to ~$87/share

Year-Over-Year Roll-Forward


Proved Reserves
(Bcfe)
+28%
1,106
1,416
YE20
YE21
Proved PV-10
($MM)
+245%
$526
$1,817
YE20
YE21

Proved Reserves Summary

	Net Oil	Net Gas	Net NGL	Equivalent	PV-10
	(MBbls)	*(MMcf)*	*(MBbls)*	*(MMcfe)*	*($MM)*
PDP	9,601	519,652	12,323	651,197	$1,023
PDNP	91	6,085	67	7,034	8
PUD	14,606	629,643	6,710	757,540	786
Total Proved	**24,298**	**1,155,379**	**19,100**	**1,415,770**	**$1,817**

SBOW has been consistent in booking PUDs, which represent 53% of proved reserves


BY PRODUCT
10%
8%
1.4 Tcfe
82%
Gas
Oil
NGL


BY CATEGORY
1%
46%
1.4 Tcfe
53%
PUD
PDP
PDNP

(1) Reserve estimates were prepared by H.J. Gruy, the Company's external reserve auditor, at 12/31/21, using SEC guidelines
(2) Based on SEC pricing ($66.34/Bbl and $3.68/MMBtu)
(3) PV-10 is a Non-GAAP measure. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

2021 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	FY22
Production Volumes:							
Oil (Bbls/d)	3,497	2,745	4,001	5,750	4,005	4,800 - 5,000	5,100 - 5,500
Gas (MMcf/d)	140	174	164	184	166	167 - 177	180 - 195
NGL (Bbls/d)	3,169	3,645	4,038	5,258	4,033	4,000 - 4,200	4,000 - 4,500
Total Reported Production (MMcfe/d)	**180**	**213**	**212**	**250**	**214**	220 - 232	235 - 255
% Gas	*78%*	*82%*	*77%*	*74%*	*77%*	*76%*	*77%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($2.34)	($2.45)	($2.02)	($1.54)	($0.45)	($3.00) - $0.00	NA
Natural Gas NYMEX Differential ($/Mcf)	$2.29	$0.10	$0.13	($0.19)	$0.58	($0.12) - ($0.02)	NA
Natural Gas Liquids (% of WTI)	39%	33%	44%	43%	41%	35% - 39%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.39	$0.29	$0.38	$0.37	$0.35	$0.43 - $0.47	$0.45 - $0.49
Transportation and Processing ($/Mcfe)	$0.31	$0.32	$0.30	$0.30	$0.31	$0.27 - $0.31	$0.28 - $0.32
Production Taxes (% of Revenue)	4.0%	5.1%	4.9%	4.8%	4.7%	5.5% - 6.5%	5.5% - 6.5%
Cash G&A ($MM)	$3.7	$3.6	$4.1	$5.7	$17.2	$3.8 - $4.3	$15.0 - $16.5

FY22 free cash flow guidance of $70-$100 million; capex of $180-$200 million

Note: Table represents as-reported figures

Capital Structure & Credit Profile

SBOW LISTED NYSE

- **Revolving Credit Facility (due Apr-24)**
  - $460 million borrowing base
  - $227 million outstanding
  - SOFR (50 bps floor) + 3.25%-4.25%
  - 8 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.25x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 3.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 16.631 million shares as of 1/31/22

Capitalization(1)

($MM, except per unit amounts)

Share Price (2/25/22)	$25.15
Shares Outstanding (1/31/22)	16.631
Equity Market Capitalization	**$418.3**
Plus: Revolving Credit Facility	$227.0
Plus: Second Lien	150.0
Less: Cash and Cash Equivalents	1.1
Enterprise Value	**$794.2**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(3)	$301	2.64x
EV / Proved Reserves ($/Mcfe)(2)	1,416	$0.56
EV / 4Q21 Production ($/Mcfe/d)	250	$3,178

Credit Statistics	*Metric*	*Multiple*
Total Debt / LTM Adjusted EBITDA(3)	$301	1.25x
Proved PV-10 / Total Debt(2)	$1,817	4.82x
PDP PV-10 / Total Debt(2)	$1,025	2.72x

Straightforward capital structure with improving metrics

(1) Cash and debt balances as of 12/31/21
(2) Reserves and PV-10 as of 12/31/21 and based on SEC pricing ($66.34/Bbl and $3.68/MMBtu)
(3) LTM Adjusted EBITDA includes $14.1 million of proceeds from the amortization of previously unwound derivatives for period ending 4Q21. Includes $41.0 million of LTM contribution from acquisitions. LTM Adjusted EBITDA for covenant compliance for 4Q21 = $300.7 million

Hedging Summary

Current Hedge Position[1]

	1Q 2022 (3 Months)	2Q 2022 (3 Months)	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)
NYMEX HH GAS									
Swaps									
Gas (MMBtu)	232,500	4,395,000	4,452,100	2,760,000					
Wt Avg Price	$4.00	$3.20	$3.13	$3.14					
Collars									
Gas (MMBtu)	9,955,000	6,156,500	7,659,000	8,685,076	9,247,000	4,898,500	4,600,000	4,462,000	910,000
Wt Avg Floor	$3.12	$2.29	$2.81	$2.87	$3.03	$2.57	$2.88	$3.25	$3.25
Wt Avg Ceiling	$3.90	$2.74	$3.23	$3.43	$3.75	$2.97	$3.28	$3.92	$5.19
NYMEX WTI OIL									
Swaps									
Oil (Bbls)	223,455	136,500	246,100	207,000	127,175	46,075	99,980	94,300	
Wt Avg Price	$49.32	$56.66	$49.63	$57.73	$63.83	$76.79	$70.64	$73.52	
Collars									
Oil (Bbls)	85,500	161,350	46,000	46,000	45,000	111,475	46,000	46,000	
Wt Avg Floor	$57.37	$48.21	$70.00	$68.00	$65.00	$59.27	$63.00	$62.00	
Wt Avg Ceiling	$63.55	$55.16	$75.40	$73.60	$72.80	$66.32	$69.10	$67.55	
NGL									
Swaps									
NGLs (Bbls)	195,500	182,000	184,000	184,000					
Wt Avg Price	$29.62	$30.49	$30.08	$30.05					
Oil Basis									
Swaps									
CMA Roll (Bbls)	261,000	309,400	266,800	266,800					
Wt Avg Price	$0.19	$0.55	$0.19	$0.19					
Gas Basis									
Swaps									
HH-HSC (MMBtu)	8,100,000	3,640,000	3,680,000	3,680,000					
Wt Avg Price	$0.09	($0.05)	($0.04)	($0.05)					

Note: Hedge portfolio as of 2/25/22
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW
LISTED
NYSE

($000s, except per unit metrics)	2020	2021				
	FY	1Q	2Q	3Q	4Q	FY
Net Income / (Loss)	($309,382)	$28,380	($19,951)	($35,943)	$114,274	$86,759
Plus:						
DD&A	64,564	13,393	16,039	16,054	23,144	68,629
Accretion of ARO	354	75	74	77	80	306
Interest Expense	31,228	7,019	7,436	7,433	7,241	29,129
Write-down of Oil & Gas Properties	355,948	-	-	-	-	-
Derivative (Gain) / Loss	(61,304)	18,259	46,067	88,554	(29,862)	123,018
Derivative Cash Settlements	39,424	(4,782)	(8,060)	(19,327)	(41,087)	(73,256)
Income Tax Expense / (Benefit)	20,911	-	-	(408)	6,806	6,398
Non-cash Equity Compensation	4,559	1,070	1,189	1,191	1,195	4,645
Adjusted EBITDA	$146,302	$63,414	$42,794	$57,631	$81,791	$245,628
Plus:						
Monetized Derivative Contracts	38,310	-	-	-	-	-
Cash Interest Expense & Bank Fees, Net	(28,929)	(6,424)	(9,259)	(6,995)	(8,247)	(30,924)
Capital Expenditures[1]	(95,241)	(32,961)	(26,157)	(51,330)	(20,055)	(130,503)
Current Income Tax (Expense) / Benefit	480	-	-	408	(594)	(186)
Free Cash Flow	$60,922	$24,029	$7,378	($286)	$52,895	$84,015
Adjusted EBITDA	$146,302	$63,414	$42,794	$57,631	$81,791	$245,628
Plus:						
Amortization of Derivative Contracts	25,075	3,530	3,928	3,993	2,643	14,093
Pro Forma Contribution From Acquisitions	938	15,635	11,322	10,448	3,573	40,977
Adjusted EBITDA for Leverage Ratio[2]	$172,315	$82,579	$58,044	$72,072	$88,007	$300,698

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes proceeds from the amortization of previously unwound derivative contracts and pro forma contribution from acquired assets' operations

Calculation of Return on Capital Employed ("ROCE")

($000s, except per unit metrics) *(Unaudited)*	2021 FY	2020 FY	2019 FY
Net Income / (Loss)	**$86,759**	**($309,382)**	**$114,656**
Plus:			
DD&A	68,629	64,564	95,915
Accretion of ARO	306	354	329
Interest Expense	29,129	31,228	36,561
Write-down of Oil & Gas Properties	-	355,948	-
Derivative (Gain) / Loss	123,018	(61,304)	(24,242)
Derivative Cash Settlements	(73,256)	39,424	24,808
Income Tax Expense / (Benefit)	6,398	20,911	(21,582)
Non-cash Equity Compensation	4,645	4,557	6,148
Adjusted EBITDA	**$245,628**	**$146,300**	**$232,593**
Less: DD&A	(68,629)	(64,564)	(95,915)
Adjusted EBIT (A)	**$176,999**	**$81,736**	**$136,678**
Total Debt	$430,000	$479,000	$395,000
Shareholder's Equity	446,981	395,707	274,827
Capital Employed - Beginning of Year	**$876,981**	**$874,707**	**$669,827**
Total Debt	$377,000	$430,000	$479,000
Shareholders' Equity[(1)]	292,532	446,981	395,707
Capital Employed - Year End	**$669,532**	**$876,981**	**$874,707**
Average Capital Employed (B)[(2)]	**$773,257**	**$875,844**	**$772,267**
Return on Capital Employed (ROCE) (A / B)	**23%**	**9%**	**18%**

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) 2020 shareholders' equity excludes write-down of oil and gas properties
(2) B = Average of Beginning of Year and Year-End Capital Employed

Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

($000s, except per unit metrics)	2020	2021				
	FY	1Q	2Q	3Q	4Q	FY
General and administrative, net	**$22,608**	**$4,782**	**$4,834**	**$5,257**	**$6,927**	**$21,799**
Less:						
Non-cash Equity Compensation	(4,557)	(1,070)	(1,189)	(1,191)	(1,195)	(4,645)
Cash general and administrative, net	**$18,051**	**$3,712**	**$3,645**	**$4,066**	**$5,732**	**$17,154**
General and administrative, net (per Mcfe)	**$0.34**	**$0.29**	**$0.25**	**$0.27**	**$0.30**	**$0.28**
Less:						
Non-cash Equity Compensation (per Mcfe)	($0.07)	($0.06)	($0.06)	($0.06)	($0.05)	($0.06)
Cash general and administrative, net (per Mcfe)	**$0.27**	**$0.23**	**$0.19**	**$0.21**	**$0.25**	**$0.22**

Note: Table represents as-reported figures

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®